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                           FIRST EAGLE VARIABLE FUNDS

                       FIRST EAGLE OVERSEAS VARIABLE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (212) 698-3000

                       SUPPLEMENT DATED JANUARY 26, 2005
                       TO PROSPECTUS DATED APRIL 30, 2004

    This Supplement is intended to highlight certain changes to the Prospectus dated April 30, 2004.

                                  THE ADVISER

    As of December 31, 2004, Jean-Marie Eveillard retired as Co-President and Co-Manager of the First Eagle Variable Funds. Charles de Vaulx, who had been Co-Manager with Mr. Eveillard, became Manager as of January 1, 2005.

    Accordingly, the second paragraph of the section of the Prospectus headed THE ADVISER has been replaced and will now read in its entirety as follows:

    Charles de Vaulx, Senior Vice President of the Trust, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. de Vaulx is an officer of the Adviser and was formerly associated with Societe Generale Asset Management Corp. since 1987. Mr. de Vaulx has been a Portfolio Manger of the Fund since December 1999 (prior to that, Associate Portfolio Manager since the Fund's inception). Mr. de Vaulx is supported in his duties by a team of research analysts employed by the Adviser.

    All other references in the prospectus to portfolio management of the Overseas Variable Fund should be read as modified consistent with the foregoing disclosure.

                             OBJECTIVE AND APPROACH

    The following paragraph has been added following the first paragraph of the section of the Prospectus headed OBJECTIVE AND APPROACH:

    Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies. Among other differences, the Fund has tended to hold a more concentrated securities portfolio than has First Eagle Overseas Fund, which may make the Fund more susceptible to fluctuations in value than the First Eagle Overseas Fund.

                 DISTRIBUTION AND SHAREHOLDER SERVICES EXPENSES

    The following five sentences have been added to the end of the fourth paragraph of the section of the Prospectus headed DISTRIBUTION AND SHAREHOLDER SERVICES EXPENSES:

    Small gifts and/or entertainment also may be provided to insurance company representatives as permitted by applicable rules. In certain cases, First Eagle Distributors or its affiliates also may


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    make payments from their own resources in support of a third party's efforts in selling Fund shares or otherwise bringing the Fund to the attention of prospective investors, and this is in addition to any Rule 12b-1 payments described above. Generally, any such additional payments will have been requested by the party receiving them (often as a condition of distribution). A prospective investor with questions regarding these arrangements may obtain more details by contacting his or her financial intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments.

                                   *  *  *  *

    The information contained in this Supplement modifies the Prospectus dated April 30, 2004. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'The Adviser', 'Objective and Approach' and 'Distribution and Shareholder Services Expenses'.